For Immediate Release

Date:                      April 30, 2014
Contact:                Roger S. Deacon
Chief Financial Officer
Phone:                    (215) 775-1435

FOX CHASE BANCORP, INC. REPORTS EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
 (Improving Credit Leads to Increased Earnings)

HATBORO, PA. April 30, 2014 – Fox Chase Bancorp, Inc. (the “Company”) (NASDAQ GS: FXCB), the holding company for Fox Chase Bank (the “Bank”), today announced net income of $2.0 million, or $0.17 per diluted share, for the three months ended March 31, 2014, compared to net income of $1.8 million, or $0.16 per diluted share, for the three months ended March 31, 2013 and $1.5 million, or $0.13 per diluted share, for the three months ended December 31, 2013.

Commenting on the performance for the quarter, Thomas M. Petro, President and CEO, said “We are pleased to report earnings of $2.0 million for the first quarter of 2014.  Return on assets increased to 0.72% driven by improving credit quality and a stable net interest margin.   Asset quality continues to improve, as evidenced by significant reductions in nonperforming assets to 0.79% of total assets at March 31, 2014.  Our business strategy, which is focused on developing long-term business relationships, continues to generate commercial loan growth even though loans decreased this quarter due to seasonal factors.”

Highlights for the quarter ended March 31, 2014 included:

●
Total average assets were $1.09 billion for the three months ended March 31, 2014 as compared to $1.10 billion for the three months ended December 31, 2013 and $1.07 billion for the three months ended March 31, 2013.  Total average commercial loans increased by $12.2 million, or 2.2% to $566.2 million for the three months ended March 31, 2014, compared to $554.0 million for the three months ended December 31, 2013.  Additionally, average commercial loans increased by $63.3 million, or 12.6% for three months ended March 31, 2014, compared to $502.9 million for the three months ended March 31, 2013.

●
Total end of period assets were $1.08 billion at March 31, 2014 as compared to $1.12 billion at December 31, 2013 and $1.09 billion at March 31, 2013.  Total commercial loans decreased by $22.7 million, or 3.9% to $559.6 million at March 31, 2014, compared to $582.3 at December 31, 2013, and increased $47.6 million, or 9.3%, compared to $512.0 million at March 31, 2013.  The decrease in the current quarter is primarily a result of a seasonal reduction in lines of credit utilization.

●
Nonperforming assets totaled $8.6 million, or 0.79% of total assets, at March 31, 2014 compared to $15.0 million, or 1.35% of total assets, at December 31, 2013 and $24.3 million, or 2.24% of total assets, at March 31, 2013.

●
Return on average assets improved to 0.72% for the three months ended March 31, 2014, compared to 0.54% for the three months ended December 31, 2013 and 0.68% for the three months ended March 31, 2013.

●
Net interest income increased $404,000, or 5.1%, to $8.3 million for the three months ended March 31, 2014, compared to $7.9 million for the three months ended March 31, 2013. The net interest margin was 3.17% for the three months ended March 31, 2014 and December 31, 2013, and 3.07% for the three months ended March 31, 2013.

●
Credit related costs, which include (i) provision for loan losses, (ii) valuation adjustments on assets acquired through foreclosure and (iii) net (loss) gain on sale of assets acquired through foreclosure, totaled $282,000 for the three months ended March 31, 2014, compared to $1.2 million for the three months ended December 31, 2013 and $885,000 for the three months ended March 31, 2013.  Net loan charge-offs totaled $93,000 for the three months ended March 31, 2014, compared to $49,000 for the three months ended December 31, 2013 and $207,000 for the three months ended March 31, 2013.

●
Noninterest income decreased $595,000 to $459,000 for the three months ended March 31, 2014 compared to $1.1 million for the three months ended March 31, 2013 primarily due to a gain on sale of investment securities of $361,000 in 2013 and a decrease of $203,000 in equity in earnings of affiliates due to lower mortgage loan volume.

●
Noninterest expense increased $318,000, or 5.6%, to $6.0 million for the three months ended March 31, 2014, compared to $5.7 million for the three months ended March 31, 2013.  Salaries, benefits and other compensation increased $136,000, or 3.9%, for the three months ended March 31, 2014 compared to the three months ended March 31, 2013, primarily as a result of increased staffing costs.  Professional fees increased $190,000, or 66.0%, for the three months ended March 31, 2014 compared to the three months ended March 31, 2013 due to legal workout costs.

The Company also announced that its Board of Directors declared a cash dividend of $0.10 per outstanding share of common stock. The dividend will be paid on or about May 29, 2014 to stockholders of record as of the close of business on May 15, 2014.

Fox Chase Bancorp, Inc. will host a conference call to discuss first quarter 2014 results on Thursday, May 1, 2014 at 9:00 am EDT.  The general public can access the call by dialing (888) 317-6016.  A replay of the conference call will be available through June 16, 2014 by dialing (877) 344-7529; use Conference ID: 10044276.

Fox Chase Bancorp, Inc. is the stock holding company of Fox Chase Bank. The Bank is a Pennsylvania state-chartered savings bank originally established in 1867.  The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and nine branch offices in Bucks, Montgomery, Chester and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey.  For more information, please visit the Bank’s website at www.foxchasebank.com.

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein.  These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2014	2013
	(Unaudited)
INTEREST INCOME
Interest and fees on loans	$8,110	$8,062
Interest on mortgage related securities	1,828	1,738
Interest on investment securities	120	71
Other interest income	--	1
Total Interest Income	10,058	9,872

INTEREST EXPENSE
Deposits	898	1,177
Short-term borrowings	25	32
Federal Home Loan Bank advances	570	502
Other borrowed funds	248	248
Total Interest Expense	1,741	1,959
Net Interest Income	8,317	7,913
Provision for loan losses	--	640
Net Interest Income after Provision for Loan Losses	8,317	7,273

NONINTEREST INCOME
Service charges and other fee income	352	361
Net loss on sale of assets acquired through foreclosure	--	(4)
Income on bank-owned life insurance	117	116
Equity in earnings of affiliate	(33)	170
Net gain on sale of investment securities	--	361
Other	23	50
Total Noninterest Income	459	1,054

NONINTEREST EXPENSE
Salaries, benefits and other compensation	3,641	3,505
Occupancy expense	496	447
Furniture and equipment expense	111	124
Data processing costs	385	398
Professional fees	478	288
Marketing expense	41	30
FDIC premiums	165	185
Assets acquired through foreclosure expense	321	285
Other	355	413
Total Noninterest Expense	5,993	5,675
Income Before Income Taxes	2,783	2,652
Income tax provision	827	825
Net Income	$1,956	$1,827
Earnings per share:
Basic	$0.17	$0.16
Diluted	$0.17	$0.16

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands, Except Share Data)
	March 31,	December 31,
	2014	2013
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$257	$149
Interest-earning demand deposits in other banks	8,652	11,798
Total cash and cash equivalents	8,909	11,947
Investment securities available-for-sale	8,496	10,489
Mortgage related securities available-for-sale	241,457	246,068
Mortgage related securities held-to-maturity (fair value of $75,168 at
March 31, 2014 and $67,491 at December 31, 2013)	75,609	68,397
Loans, net of allowance for loan losses of $11,436
at March 31, 2014 and $11,529 at December 31, 2013	693,391	720,490
Federal Home Loan Bank stock, at cost	9,721	9,813
Bank-owned life insurance	14,664	14,547
Premises and equipment, net	9,643	9,814
Assets acquired through foreclosure	4,574	6,252
Real estate held for investment	1,620	1,620
Accrued interest receivable	3,242	3,308
Mortgage servicing rights, net	138	152
Deferred tax asset, net	6,339	8,906
Other assets	5,381	4,819
Total Assets	$1,083,184	$1,116,622

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits	$693,493	$673,715
Short-term borrowings	27,100	80,500
Federal Home Loan Bank advances	150,000	150,000
Other borrowed funds	30,000	30,000
Advances from borrowers for taxes and insurance	1,382	1,525
Accrued interest payable	300	314
Accrued expenses and other liabilities	6,157	7,101
Total Liabilities	908,432	943,155
STOCKHOLDERS' EQUITY
Preferred stock ($.01 par value; 1,000,000 shares authorized,
none issued and outstanding at March 31, 2014 and December 31, 2013)	--	--
Common stock ($.01 par value; 60,000,000 shares authorized,
12,148,430 shares outstanding at March 31, 2014
and 12,147,803 shares outstanding at December 31, 2013)	146	146
Additional paid-in capital	137,698	137,593
Treasury stock, at cost (2,468,172 shares at March 31, 2014 and
December 31, 2013)	(33,436)	(33,436)
Common stock acquired by benefit plans	(8,852)	(9,272)
Retained earnings	81,894	82,885
Accumulated other comprehensive loss, net	(2,698)	(4,449)
Total Stockholders' Equity	174,752	173,467

Total Liabilities and Stockholders' Equity	$1,083,184	$1,116,622

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)
(Dollars in Thousands, Except Per Share Data)

	March 31,	December 31,	March 31,
	2014	2013	2013
CAPITAL RATIOS:
Stockholders’ equity (to total assets) (1)	16.13%	15.53%	16.53%

Tier 1 capital (to adjusted assets) (2)	12.87	13.12	13.13
Tier 1 risk –based capital (to risk-weighted assets) (2)	18.74	18.44	19.50
Total risk-based capital (to risk-weighted assets) (2)	19.78	19.48	20.53

ASSET QUALITY INDICATORS:
Nonperforming Assets:
Nonaccruing loans	$3,979	$8,780	$12,680
Accruing loans past due 90 days or more	--	--	--
Total nonperforming loans	$3,979	$8,780	$12,680
Assets acquired through foreclosure	4,574	6,252	11,592
Total nonperforming assets	$8,553	$15,032	$24,272

Ratio of nonperforming loans to total loans	0.56%	1.20%	1.84%
Ratio of nonperforming assets to total assets	0.79	1.35	2.24
Ratio of allowance for loan losses to total loans	1.62	1.57	1.68
Ratio of allowance for loan losses to nonperforming loans	287.4	131.3	91.5

Troubled Debt Restructurings:
Nonaccruing troubled debt restructurings (3)	$157	$3,488	$5,654
Accruing troubled debt restructurings	5,107	6,786	7,561
Total troubled debt restructurings	$5,264	$10,274	$13,215

Past Due Loans:
30 - 59 days	$829	$413	$1,477
60 - 89 days	179	5	74
Total	$1,008	$418	$1,551

(1) Represents stockholders’ equity ratio of Fox Chase Bancorp, Inc.
(2) Represents regulatory capital ratios of Fox Chase Bank.
(3) Nonaccruing troubled debt restructurings are included in total nonaccruing loans above

	At or for the Three Months Ended
	March 31,	December 31,	March 31,
	2014	2013	2013
PERFORMANCE RATIOS (4):
Return on average assets	0.72%	0.54%	0.68%
Return on average equity	4.46	3.40	4.05
Net interest margin	3.17	3.17	3.07
Efficiency ratio (5)	65.1	64.0	63.1
OTHER:
Tangible book value per share - Core (6)	$14.61	$14.65	$14.43
Tangible book value per share (7)	$14.38	$14.28	$14.63
Employees (full-time equivalents)	141	142	138

(4)	Annualized
(5)
Represents noninterest expense, excluding valuation adjustments on assets acquired through foreclosure and loss on extinguishment of debt, divided by the sum of net interest income and noninterest income, excluding gains or losses on the sale of securities, premises and equipment and assets acquired through foreclosure.

(6)
Total stockholders’ equity, excluding the impact of accumulated other comprehensive (loss) income, net ($2.7 million loss at March 31, 2014, $4.4 million loss at December 31, 2013 and $2.6 million income at March 31, 2013), divided by total shares outstanding.

(7)	Total stockholders’ equity divided by total shares outstanding. Tangible book value per share and book value per share were the same for all periods indicated.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended March 31,
	2014			2013
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$7,325	$--	0.03%	$5,146	$1	0.04%
Mortgage related securities	317,098	1,828	2.31%	323,372	1,738	2.15%
Investment securities	18,416	120	2.61%	20,970	71	1.34%
Loans (1)	714,983	8,110	4.59%	688,284	8,062	4.73%
Allowance for loan losses	(11,603)			(11,443)
Net loans	703,380	8,110		676,841	8,062
Total interest-earning assets	1,046,219	10,058	3.88%	1,026,329	9,872	3.88%
Noninterest-earning assets	46,457			47,877
Total assets	$1,092,676			$1,074,206
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$573,346	$898	0.64%	580,026	$1,177	0.82%
Borrowings	215,915	843	1.58%	192,188	782	1.65%
Total interest-bearing liabilities	789,261	1,741	0.89%	772,214	1,959	1.03%
Noninterest-bearing deposits	119,207			112,873
Other noninterest-bearing liabilities	8,619			8,537
Total liabilities	917,087			893,624
Stockholders' equity	178,266			177,119
Accumulated comprehensive income	(2,677)			3,463
Total stockholder's equity	175,589			180,582
Total liabilities and stockholders' equity	$1,092,676			$1,074,206

Net interest income		$8,317			$7,913
Interest rate spread			2.99%			2.85%
Net interest margin			3.17%			3.07%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended
	March 31, 2014			December 31, 2013
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$7,325	$--	0.03%	$7,067	$--	0.03%
Mortgage related securities	317,098	1,828	2.31%	323,987	1,863	2.30%
Investment securities	18,416	120	2.61%	20,323	97	1.92%
Loans (1)	714,983	8,110	4.59%	708,397	8,331	4.67%
Allowance for loan losses	(11,603)			(11,495)
Net loans	703,380	8,110		696,902	8,331
Total interest-earning assets	1,046,219	10,058	3.88%	1,048,279	10,291	3.91%
Noninterest-earning assets	46,457			47,090
Total assets	$1,092,676			$1,095,369
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$573,346	$898	0.64%	$565,787	$971	0.68%
Borrowings	215,915	843	1.58%	229,097	872	1.51%
Total interest-bearing liabilities	789,261	1,741	0.89%	794,884	1,843	0.92%
Noninterest-bearing deposits	119,207			119,069
Other noninterest-bearing liabilities	8,619			6,060
Total liabilities	917,087			920,013
Stockholders' equity	178,266			177,883
Accumulated comprehensive income	(2,677)			(2,527)
Total stockholder's equity	175,589			175,356
Total liabilities and stockholders' equity	$1,092,676			$1,095,369

Net interest income		$8,317			$8,448
Interest rate spread			2.99%			2.99%
Net interest margin			3.17%			3.17%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.